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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 16, 1996


                          TRANS WORLD AIRLINES, INC.
            (Exact name of Registrant as Specified in its Charter)


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
         DELAWARE                                  1-7815                          43-1145889
(State or other jurisdiction of             (Commission File Number             (I.R.S. Employer
incorporation or organization)                                                 Identification No.)


                                ONE CITY CENTRE
                              515 N. SIXTH STREET
                          ST. LOUIS, MISSOURI  63101
                                (314) 589-3000


(Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
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ITEM 5.   OTHER EVENTS


       Trans World Airlines, Inc. (the "Company" or "TWA") hereby files a copy of its December 16, 1996 press release with respect to interim executive appointments. Such press release is attached as Exhibit 99.1 and forms a part of this current report.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TRANS WORLD AIRLINES, INC.


Date:   December 17, 1996             By: /s/ Richard P. Magurno
                                          ------------------------
                                            Title: Senior Vice President and
                                            General Counsel

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                                EXHIBIT INDEX


    Exhibit 99.1   Press Release Regarding Interim Executive Appointments.